Director Focus (Series I and IR)
Separate Account Seven

Hartford Life Insurance Company

File No. 333-69475

Supplements Dated February 27, 2007 to the Prospectus and Statement of
Additional Information Dated May 1, 2006

Supplement Dated February 27, 2007 to your Prospectus

Fund Reorganization:

On October 19, 2006, shareholders voted on the proposed reorganizations of Legg Mason Partners Variable All Cap Portfolio into Legg Mason Partners Variable Fundamental Value Portfolio and Legg Mason Partners Variable Total Return Portfolio into Legg Mason Partners Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value. All assets and liabilities of Legg Mason Partners Variable All Cap Portfolio and Legg Mason Partners Variable Total Return Portfolio (each, an “Acquired Fund”) will be transferred into Legg Mason Partners Variable Fundamental Value Portfolio and Legg Mason Partners Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value respectively (each, an “Acquiring Fund”) in exchange for shares of the corresponding Acquiring Fund. The reorganizations are scheduled to take place on or about April 27, 2007.

As a result, if any of your Contract Value is currently invested in an Acquired Fund Sub-Account, that Contract Value will be reorganized into the corresponding Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to an Acquired Fund Sub-Account, you should redirect that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on April 26, 2007.

Effective as of the close of trading of the New York Stock Exchange on April 26, 2007, any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to an Acquired Fund Sub-Account will be updated to reflect the corresponding Acquiring Fund Sub-Account.

All references and information contained in the prospectus for your Contract related to an Acquired Fund are deleted.

Fund Changes:

Effective on April 27, 2007, Legg Mason Partners Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value will change its name to Legg Mason Partners Variable Capital and Income Portfolio.  In addition, the funds investment objective will change to seeks total return.

Fund Additions:

In addition, each Acquiring Fund Sub-Account and the Underlying Funds will be added to the prospectus by May 1, 2007.

This supplement should be retained with the prospectus for future reference.

HV-6084

Supplement Dated February 27, 2007 to your

Statement of Additional Information

On October 19, 2006, shareholders voted on the proposed reorganizations of Legg Mason Partners Variable All Cap Portfolio into Legg Mason Partners Variable Fundamental Value Portfolio and Legg Mason Partners Variable Total Return Portfolio into Legg Mason Partners Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value. All assets and liabilities of Legg Mason Partners Variable All Cap Portfolio and Legg Mason Partners Variable Total Return Portfolio (each, an “Acquired Fund”) will be transferred into Legg Mason Partners Variable Fundamental Value Portfolio and Legg Mason Partners Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value respectively (each, an “Acquiring Fund”) in exchange for shares of the corresponding Acquiring Fund. The reorganizations are scheduled to take place on or about April 27, 2007.

All references and information contained in the statement of additional information for your Contract related to an Acquired Fund are deleted.

This supplement should be retained with the Statement of Additional Information for future reference.

HV-6085